UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8–K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): November 19, 2014
THE WET SEAL, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-35634	33-0415940
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26972 Burbank Foothill Ranch, CA 92610
(Address of principal executive offices; zip code)

Registrant’s telephone number, including area code:
(949) 699-3900

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On November 19, 2014, the Board of Directors (the “Board”) of The Wet Seal, Inc. (the “Company”) approved the appointment of Mr. Tom Hillebrandt (age 52) as the interim Chief Financial Officer, interim principal financial officer and interim principal accounting officer of the Company, effective on December 1, 2014. In connection with such appointment, the Board authorized an increase in Mr. Hillebrandt’s base compensation from $238,000 to $255,000 annually.
Mr. Hillebrandt has served as the Vice President and Corporate Controller of the Company since September 2013. Prior to joining the Company, Mr. Hillebrandt served as Vice President of Finance/IT for The Territory Ahead, a multi-channel apparel retailer, from February 2010 to July 2012; as Chief Financial Officer for Deckers Outdoor Corporation, a designer, marketer and distributer of footwear, apparel and accessories, from April 2008 to April 2009; as Corporate Controller and Chief Accounting Officer of K2 Inc., a designer, manufacturer and marketer of brand name sporting goods and recreational products, from 2004 to 2008; and as Chief Financial Officer of Fotoball USA, Inc., a retailer of sports souvenirs and memorabilia, from 2000 until its acquisition by K2 Inc. in 2004. In addition, he served as Chief Financial Officer for several privately held internet and technology firms. Mr. Hillebrandt is a Certified Public Accountant and received an M.S. in Accounting from the University of Wisconsin.

Item 7.01 Regulation FD Disclosure
On November 19, 2014, the Company issued a press release announcing Mr. Hillebrandt’s appointment as the Company’s interim chief financial officer. The press release is furnished as Exhibits 99.1, to this Current Report on Form 8-K and is incorporated herein by reference. In accordance with General Instruction B.2 of Form 8-K, the information in Exhibit 99.1 and in this Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits
The Exhibit Index appearing after the signature page to this Current Report on Form 8-K is incorporated herein by reference.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

THE WET SEAL, INC. (Registrant)

Date: November 21, 2014	By:	/s/ Steven H. Benrubi
	Name:	Steven H. Benrubi
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

EXHIBIT
NUMBER	DESCRIPTION
99.1	Press release, dated November 20, 2014, issued by the Company.